Subsequent Events	3 Months Ended	9 Months Ended
	Dec. 31, 2020	Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events
NOTE 8—SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements was issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.
On January 19, 2021, the Company entered into a convertible promissory note with Dragoneer Growth Opportunities Holdings II (the “Sponsor”) pursuant to which the Sponsor agreed to loan the Company up to an aggregate principal amount of $2,000,000 (the “Note”). The Note is non-interest
bearing and due on the date on which the Company consummates a Business Combination. If the Company does not consummate a Business Combination, the Company may use a portion of any funds held outside the Trust Account to repay the Note;
however, no proceeds from the Trust Account may be used for such repayment. If such funds are insufficient to repay the Note, the unpaid amounts would be forgiven. Up to $2,000,000 of the Note may be converted into shares at a price of $10.00 per share at the option of the Sponsor. The shares would be identical to the Private Placement Shares.

NOTE 9. SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the September 30, 2021 balance sheet date, up to November 15, 2021, the date that the condensed financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.